Inventories	12 Months Ended
Dec. 31, 2020
Disclosure Of Inventories [Abstract]
Inventories
16 Inventories

	2020 US$m	2019 US$m
Raw materials and purchased components	640	675
Consumable stores	1,050	925
Work in progress	1,288	1,066
Finished goods and goods for resale	1,113	936
Total inventories	4,091	3,602
Comprising:
Expected to be used within one year	3,917	3,463
Expected to be used after more than one year	174	139
Total inventories	4,091	3,602
During 2020, the Group recognised a net inventory write back of US$15 million (2019: net inventory write down of US$42 million). This comprised inventory write-offs of US$35 million (2019: US$134 million) partly offset by write-back of previously written down inventory due to an increase in realisable values amounting to US$50 million (2019: US$92 million).
At 31 December 2020, US$621 million (2019: US$611 million) of inventories were pledged as security for liabilities.